 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
____________________

Date of report (Date of earliest event reported): December 28, 2023

Amyris, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34885	55-0856151
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5885 Hollis Street, Suite 100,	Emeryville,	CA	94608
(Address of Principal Executive Offices)			(Zip Code)

(510)	450-0761
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

  Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	AMRSQ	N/A*
* On September 8, 2023, Nasdaq filed a Form 25 with the Securities and Exchange Commission (the “SEC”) to delist our common stock from the Nasdaq Stock Market LLC. The delisting became effective on September 18, 2023. The deregistration of the shares of common stock under section 12(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) became effective 90 days after the filing date of the Form 25, at which point the shares were deemed registered under Section 12(g) of the Exchange Act. Our common stock currently trades on the OTC Pink Marketplace maintained by the OTC Markets Group, Inc. under the symbol “AMRSQ.”

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

As previously reported, on August 9, 2023, Amyris, Inc. (the “Company”) and certain of its direct and indirect subsidiaries (collectively, the “Company Parties” or the “Debtors”) filed voluntary petitions for relief under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”), thereby commencing Chapter 11 cases for the Company Parties (the “Chapter 11 Cases”). The Company Parties continue to operate their business as “debtors in possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

Item 1.01	Entry into a Material Definitive Agreement.

On December 28, 2023, Amyris, Inc. (the “Company”) and THG Beauty USA LLC (“THG”) signed and closed an Asset Purchase Agreement (the “APA”) pursuant to which the Company agreed to sell substantially all of the assets of the Company's clean beauty brand, Biossance®, to THG for $20 million. The Bankruptcy Court had previously approved the sale pursuant to the APA on December 12, 2023.

A copy of the APA is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein. The foregoing description of the APA is only a brief summary, does not purport to be complete, and is qualified in its entirety by reference to the APA.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth under Item 1.01 of this Current Report on Form 8-K regarding the APA is incorporated herein by reference.

The Company does not anticipate filing financial statements or pro forma financial statements for the sale pursuant to the APA, due to the fact that the Company lacks the personnel required to do so.

Item 2.05	Costs Associated With Exit or Disposal Activities

In connection with the sale of certain consumer brands, the Company announced the termination or separation of approximately 220 employees at different dates beginning on December 18, 2023 and continuing through January 2024. The Company previously announced reductions in force in June 2023 and August 2023, which, together with general attrition, is expected to result in reduction in force of approximately 51% from June 2023 to the end of January 2024.

In connection with this reduction in force, certain impacted employees will be provided severance benefits, including cash severance payments and reimbursement of medical insurance premiums. In connection with the December 2023 and January 2024 reduction in force, the Company expects to record a one-time charge of approximately $2.4 million related to the reduction in its workforce, consisting primarily of one-time severance payments upon termination of the employees. The Company expects that the majority of these charges will be incurred in the fourth quarter of 2023 and first quarter of 2024.

Item 7.01	Regulation FD Disclosure.

On December 29, 2023, the Company filed with the Bankruptcy Court its monthly operating report for certain Company Parties for the period beginning November 1, 2023 and ending November 30, 2023 (the “MORs”).

The information set forth in Item 7.01 of this Form 8-K will not be deemed an admission as to the materiality of any information required to be disclosed solely by Regulation FD. The MORs are attached hereto as Exhibits 99.1, 99.2, 99.3, 99.4, 99.5, 99.6, 99.7, 99.8, 99.9, 99.10 and 99.11. The MORs and other filings with the Bankruptcy Court related to the Chapter 11 Cases may be available electronically at https://cases.stretto.com/Amyris. Documents and other information available on such website are not part of this Form 8-K and shall not be deemed incorporated by reference in this Form 8-K. The Company has included the website address in this Form 8-K as an inactive textual reference only.

The information contained in this Item 7.01 and in Exhibits 99.1, 99.2, 99.3, 99.4, 99.5, 99.6, 99.7, 99.8, 99.9, 99.10 and 99.11 is being “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Cautionary Statement Regarding the MORs

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the MORs, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The MORs are limited in scope, cover a limited time period and has been prepared solely for the purpose of complying with the reporting requirements of the Bankruptcy Court. The MORs are not audited or reviewed by independent accountants, was not prepared in accordance with generally accepted accounting principles in the United States, is in a format prescribed by applicable bankruptcy laws or rules, and are subject to future adjustment and reconciliation. The MORs also contain information for periods shorter and otherwise different from those contained in the Company's reports required to be filed pursuant to the Exchange Act. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the MORs are complete. Results set forth in the MORs should not be viewed as indicative of future results.

Cautionary Statements Regarding Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The words “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “will,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements contained in this Current Report on Form 8-K include, but are not limited to, statements regarding the process and potential outcomes of the Company’s Chapter 11 Cases. These statements are based on management’s current expectations, and actual results and future events may differ materially due to risks and uncertainties, including, without limitation, risks inherent in the bankruptcy process, including the outcome of the Chapter 11 Cases; the Company’s financial projections and cost estimates; the Company’s ability to raise additional funds during the Chapter 11 Cases; the Company’s ability to sell any of its assets; and the effect of the Chapter 11 Cases on the Company’s business prospects, financial results and business operations. The Company may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. These and other factors that may affect the Company’s future business prospects, results and operations are identified and described in more detail in the Company’s filings with the U.S. Securities and Exchange Commission, including the Company’s most recent Annual Report filed on Form 10-K and the subsequently filed Quarterly Report(s) on Form 10-Q. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this Form 8-K. Except as required by applicable law, the Company does not intend to update any of the forward-looking statements to conform these statements to actual results, later events or circumstances or to reflect the occurrence of unanticipated events.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Asset Purchase Agreement by and between the Company and THG
99.1	Amyris, Inc. Monthly Operating Report for the period ended November 30, 2023
99.2	AB Technologies LLC Monthly Operating Report for the period ended November 30, 2023
99.3	Amyris-Olika, LLC Monthly Operating Report for the period ended November 30, 2023
99.4	Amyris Clean Beauty, Inc. Monthly Operating Report for the period ended November 30, 2023
99.5	Amyris Fuels, LLC Monthly Operating Report for the period ended November 30, 2023
99.6	Aprinnova, LLC Monthly Operating Report for the period ended November 30, 2023
99.7	Onda Beauty Inc. Monthly Operating Report for the period ended November 30, 2023
99.8	Upland1 LLC Monthly Operating Report for the period ended November 30, 2023
99.9	Clean Beauty Collaborative, Inc. Monthly Operating Report for the period ended November 30, 2023
99.10	Clean Beauty 4U LLC Monthly Operating Report for the period ended November 30, 2023
99.11	Clean Beauty 4U Holdings, LLC Monthly Operating Report for the period ended November 30, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMYRIS, INC.

Date: December 29, 2023	By:	/s/ Han Kieftenbeld
Han Kieftenbeld
Interim Chief Executive Officer and Chief Financial Officer